AGREEMENT

THIS AGREEMENT made as of the 24th day of April 2012.

BETWEEN: Lucky Boy Silver Corp. a Nevada Corporation or it’s designee (“Purchaser”) and GeoXplor Corporation, a Nevada Corporation, (“Seller”).

Recitals

WHEREAS: Seller controls a 100% interest in and to the Chedic Graphite Property consisting of 20 Mineral Lode Claims in Township, 15 North, Range 19 East, Sections 25 & 26 Carson City, NV mining claims compromising approximately 400 acres as further identified in Schedule A (“the Property”); and

WHEREAS, Purchaser desires to purchase from Seller and Seller desires to sell to Purchaser, all Seller’s right, title and interest, if any, in and to the Property on the terms described below.

NOW THEREFORE, the parties agree as follows :

1. Purchase.

Subject to the provisions of this Agreement, Purchaser agrees to purchase, and Seller agrees to sell, all Seller’s right, title and interest, if any, in and to the Property. The purchase price for the Property shall be a total of $425,000 in cash, an Issuance of 2,500,000 shares of the Purchaser’s Restricted Common Stock, and a work commitment on the Property of up to $1,000,000 over four years (“Purchase Price”).

2. Purchase Price

a.) Cash Consideration: Purchaser will pay Seller $425,000 USD in cash consideration as follows :

i)	USD $50,000 upon the signing of this Agreement (the “Effective Date”),
ii)	an additional USD $25,000 on or before 6 months from the Effective Date,
iii)	an additional USD $25,000 on or before 12 months from the Effective Date,
iv)	an additional USD $50,000 on or before 18 months from the Effective Date,
v)	an additional USD $75,000 on or before 24 Months from the Effective Date,
vi)	an additional USD $50,000 on or before 30 months from the Effective Date,
vii)	an additional USD $50,000 on or before 36 months from the Effective Date,
viii)	an additional USD $50,000 on or before 42 months from the Effective Date,
ix)	an additional USD $50,000 on or before 48 months from the Effective Date (for a total cash consideration of $425,000 on or before 48 months from and after the Effective Date.)

b) Stock Consideration: (restricted common shares)

i)	500,000 shares upon the signing of this Agreement (the “Effective Date“),
ii)	500,000 shares on or before 6 months from the Effective Date,
iii)	500,000 shares on or before 18 months from the Effective Date,

iv)	500,000 shares on or before 24 months from the Effective Date,
v)	500,000 shares on or before 48 months from the Effective Date,

c) Work Commitment:

Purchaser will provide funds for the conduct of a program of work to be undertaken by the Seller for the benefit of the Property of not less than USD $1,000,000 over 4 years as follows:

i)	$100,000 on or before 12 months from the Effective Date,
ii)	$300,000 on or before 24 months from the Effective Date,
iii)	$300,000 on or before 36 months from the Effective date,
iv)	$300,000 on or before 48 months from the Effective Date.

As used in the forgoing provision, “Work” shall include any activity related to the evaluation of the presence and the quality of graphite mineralization upon and under the Property, the maintenance of the Property and the salaries and wages (including fringe benefits) of employees of the Seller and contractors engaged by Seller . Work shall also include any cost of acquisition of additional ground under the mining laws of the United States of adjacent ground.

d) If the Purchaser, its assignee or a joint venture or joint operation including the Purchaser,

(i)	delivers to its Board of Directors or applicable other management a feasibility study recommending mining of the Property and such Board or management authorizes implementation of a mining plan; or
(ii)	sells, options, assigns, disposes or otherwise transfers or alienates all or a portion of its interest in the Property, Purchaser shall pay Seller an additional bonus of Five Hundred Thousand Dollars ($500,000) in cash or shares, at the election of Seller, of the public company organized by the Purchaser.

e) In the event that the Purchaser does not, in its sole and absolute discretion, achieve the exploration results it requires for the purpose of developing the Property, the Purchaser shall provide and convey back to the Seller the Purchaser’s interest in the Property on all claims on or within five years of the Effective Date.

f) Royalty and Option

At Closing Purchaser will convey to Seller a 2.5% Net Return Royalty (the ”Royalty”) on the Property as defined in Schedule B. Within the conveyance, Purchaser will be granted an option, for a term of twenty (20) years from and after Closing, to purchase up to 2% of the 2.5% Royalty (that is leaving the Seller not less than a 0.5% Royalty) conveyed by paying Seller USD $1,000,000 for each 1% of the Royalty.

4. Operator

At all times prior to Closing, Seller (with funds advanced by Purchaser) shall perform and conduct all necessary exploration on the Property to undertake the work commitment described in paragraph 3. Purchaser and Seller shall separately execute a consulting agreement for the conduct of such work.

5. Covenants of Seller

Seller hereby covenants and agrees with Purchaser that :

Until the Closing, except as may be first approved in writing by Purchaser or as is otherwise permitted or contemplated by this Agreement, Seller shall conduct its business and all transactions with respect to the Property, only in the usual and ordinary course of business consistent with Seller’s past practice and ;

Until the Closing, Seller shall make no sale of assets other than in the ordinary course of Seller’s past practice.

6. Closing

a) The consumption of the purchase and sale of the Property (the “Closing”) shall be held at 4:00pm on the date four (4) years from and after the Effective Date (or the first business day after such date) or sooner by the agreement of the parties, at such place as Purchaser and Seller may agree.

b) At Closing Seller shall transfer the Property to Purchaser by delivering the following documents to Purchaser :

Mining Deed (with special warranties against claims arising by and through the Seller) in substantially the form Schedule C;

Closing Statement;

A Secretary’s certificate in the form satisfactory to Purchaser’s counsel relating to the incumbency and corporate proceedings authorizing the transactions contemplated by this Agreement; such other documents as may be reasonably requested by Purchaser in connection with the consummation of transfer of the Property contemplated by this Agreement.

c)	At Closing, Purchaser shall pay to Seller the purchase price, subject to the timetable disclosed in item 3 and shall deliver to Seller the following documents :
i)	copies, certified by the appropriate governmental official of the state of Nevada as of a date not more than ten (10) days prior to the Closing, of its articles of incorporation and all amendments thereto;
ii)	a Secretary’s certificate in the form satisfactory to Seller’s counsel relating to incumbency and corporate proceedings authorizing the transactions contemplated by this Agreement;
(iii)	Royalty Deed conveying the Royalty, as defined in paragraph 3 above to Seller ;
(iv)	executed counterparts of the Closing Statement ; and such other documents as may be reasonably requested by Seller in connection with the consummation of the transactions contemplated by this Agreement.

7. Delivery and Condition of the Purchased Assets.

a)	On the Effective Date, possession, custody and control of the Property shall be vested in Purchaser subject only to the obligation of the Seller to undertake the execution of the work commitment and of Purchaser to pay the purchase price as set forth herein. Seller shall not be liable or responsible for any liabilities or obligations of any kind or nature whatsoever arising out of, under, or related to the Property from and after the Effective Date.

b)	Purchaser aggress that it is purchasing and shall take possession of the Property in it’s AS IS, WHERE IS condition and acknowledges that it has previously been given the opportunity to and has conducted such investigations and inspections of the Property as it has deemed necessary or appropriate for the purposes of this Agreement.

c)	EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT, SELLER DOES NOT MAKE ANY EXPRESS OR IMPLIED REPRESENTATIONS, STATEMENTS,WARRANTIES, OR CONDITIONS OF ANY KIND OR NATURE WHATSOEVER CONCERNING THE PROPERTY INCLUDING (WITHOUT LIMITING THE GENERALITY OF THE FOREGOING) ANY WARRANTIES REGARDING THE OWNERSHIP, CONDITION, QUANTITY AND/OR QUALITY OF ANY OR ALL OF THE PROPERTY.

8. Condition Precedent.

The performance by Seller and Purchaser of their respective obligations under this Agreement is subject to the condition that on the Effective Date no suit, action, or other proceeding shall be pending before any court or governmental or regulatory authority which seeks to restrain or prohibit or to obtain damages or other relief in connection with this Agreement or the consummation of the transactions contemplated by this Agreement.

9. Default

If Seller fails to make the required deliveries at the Closing or otherwise defaults under this Agreement then Purchaser shall have the right to terminate this Agreement and thereupon this Agreement shall be null and void and of no legal effect whatsoever. If so terminated, each party hereto shall suffer their own losses, costs, expenses or damages arising out of or under or related to this Agreement.

10. Indemnity

Purchaser shall indemnify, defend and hold Seller harmless from and against any and all losses, Liabilities, damages, costs and obligations (or actions or claims in respect thereof) (including Reasonable counsel fees), which Seller may suffer or incur arising out of or based upon :

a) the breach of any representation warranty, covenant or Agreement of Purchaser contained in this Agreement ; and

b) the use of any of the Property after the Closing.

11 . Notes

Any notice required or permitted by this Agreement shall be in writing and effectively delivered for all purposes if delivered personally, by overnight delivery service or by United States mail, certified mail, postage prepaid, return receipt requested and:

If directed to Seller :

GeoXplor Corporation

3655 West Anthem Way

Suite 109 – 293

Anthem, AZ 85086

If directed to Purchaser :

Lucky Boy Silver Corp.

5466 Canvasback Rd.

Blaine, WA 98230

All notices shall be deemed delivered upon receipt.

12. Survival.

The representations, warranties and covenants contained herein shall survive the execution and delivery of this Agreement and Closing.

13. Brokers

Purchaser and Seller each warrants to the other that is has not engaged, consented to, or authorized any broker, investment banker, or other third party to act on it’s behalf, directly or indirectly, as a broker or finder in connection with the transactions contemplated by this Agreement and no such third party is entitled to any fee or compensation in connection with this Agreement or the transactions contemplated hereby reason of any action of it.

14. Amendment and Modification.

This agreement may be amended, modified or supplemented only by written Agreement of Purchaser and Seller.

15. Severability.

Any provision of this Agreement that shall be prohibited or unenforceable shall be deemed null and void without invalidating the remaining provisions hereof.

16. Entire Agreement.

This Agreement sets forth all of the promises, covenants, Agreements, conditions and undertakings between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous Agreements and undertakings, inducements or conditions, express or implied, oral or written.

17. Governing Law.

This Agreement shall be governed by and constructed in accordance with the laws of the State of Nevada.

18. Counterparts.

This Agreement may be executed in one or more counterparts all of which when taken together constitute one and the same instruments. A signed counterpart is as binding as an original.

19. Headings, Exhibits.

The headings used in this Agreement are for convenience only and shall not be used to limit or construe the contents of any sections of this Agreement. All lettered Schedules are attached to and by this reference made part of this Agreement.

20. Binding Effect.

This Agreement shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

Purchaser :

Lucky Boy Silver Corp.	GeoXplor Corporation.

By:	By:

/s/ Ken Liebscher	/s/ Clive Ashworth
Ken Liebscher, President	Clive Ashworth

Schedule “A”

Schedule A

VC Lode Mineral Claims

Carson City, Nevada

Claim Name	Claim Number	NMC #	County File #
VC	1	1065613	419294
VC	2	1065614	419295
VC	3	1065615	419296
VC	4	1065616	419297
VC	5	1065617	419298
VC	6	1065618	419299
VC	7	1065619	419300
VC	8	1065620	419301
VC	9	1065621	419302
VC	10	1065622	419303
VC	11	1065623	419304
VC	12	1065624	419305
VC	13	1065625	419306
VC	14	1065626	419307
VC	15	1065627	419308
VC	16	1065628	419309
VC	17	1065629	419310
VC	18	1065630	419311
VC	19	1065631	419312
VC	20	1065632	419313

SCHEDULE “B”

(Net Returns Royalty Defined)

At closing, the deed conveying the Royalty to the Seller shall contain the following provision:

GRANTING AND CONVEYING TO THE GRANITEE a Net Return Royalty (the “Royalty” herein) of two and one-half percent (2.5%) percent of Net Return (as hereinafter defined) from the sale or other disposition of Products from the Property. As used herein, the term “Net Return “ shall be the “Gross Revenue” received by the grantor from the purchaser of “Products” less “Permissible Deductions”. As used herein, the words used above are defined as follows:

a) “Gross Revenue” means the aggregate of the following amounts received by Grantor in each quarterly period.

(i) the revenue or other value received by the Grantor from arm’s length purchasers of Products;

(ii) the fair market value of all Products disposed of by the Grantor in such period to persons not dealing at arms length with the Grantee ; and

(iii) any proceeds of insurance on Products ;

b) “Permissible Deductions” means that aggregate of the following charges (to the extent that they are not deducted by any purchaser in computing payment) that are paid by the Grantor in each quarterly period :

(i) sales charged levied by an sales agent on the sale of Products ;

(ii) transportation costs for Products from the place of treatment on the Property to the place of delivery of Products to a purchaser thereof, including shipping, freight, handling and forwarding expenses; and

(iii) all insurance costs on Products and any government royalties, production taxes, severance taxes and sales and other taxes levied on ore, Products or on the production or value thereof (other than any Federal or State taxes levied on the income or profit of the Grantor); provided, that where a cost or expense otherwise constituting a Permissible Deduction is incurred by the Grantor in a transaction with a party with whom it is not dealing at arm’s length, such cost or expense may be deducted, but only as to the lesser of the actual cost incurred by the Grantor or the fair market value thereof, calculated at the time of such transaction and under all the circumstances thereof.

c) “Products” shall include without limitation all minerals of every kind and character, including metallic, non-metallic and industrial minerals produced from the Property .

SCHEDULE “C”

Mining Deed

After recording, please return to :

APN No : Not applicable, unpatented mining claims.

This document contains no social security numbers.

QUITCLAIM DEED

(With Special Warranties and Conveyance of After-Acquired Title)

GeoXplor CORPORATION, a Nevada corporation, whose address is 3655 W. Anthem way, Suite 109- 293, Anthem, Arizona 85086 -0430, the “Grantor,” [NOTE, DEPENDING ON THE NATURE OF MINERAL DISCOVERIES ON THE PROPERTY, THE OWNER OF RECORD MAY BE SUBSTITUTED FOR GEOXPLOR] for and in consideration of Ten Dollars ($10.00) and other valuable considerations, do hereby quitclaim to the Lucky Boy Silver Corp . [or a nominee U.S. subsidiary] the “Grantee” all of its right title and interest in and to herein as the “Property”, the names of which and the place of record of the location notices thereof in the official records of said County and the Nevada State Office of the Bureau of Land Management are set forth in Exhibit A attached hereto and incorporated herein by this reference.

SUBJECT TO :

1. Current taxes, if any ;

2. Paramount title of the United States ;

3. All leases, permits, approvals and other rights heretofore or hereafter granted by the United States in its administration of its paramount title ;

Grantor warrants that its possessory title against all persons claiming by and through Grantor but not otherwise . By this Quitclaim Deed Grantor intends to convey any after-acquired title.

DATED this 25 day of April, 2012.

Grantor :

GeoXplor Corporation

By:	/s/ John Rud
John Rud, President